<WPC>            SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  April, 1997





                           CPI CORP.
________________________________________________________________
  (exact name of registrant as specified in its charter)



    Delaware                  0-11227              43-1256674
________________________________________________________________
(State or other jurisdiction (Commission file   (IRS Employer
 of incorporation)             Number)       Identification No.)




1706 Washington Avenue, St. Louis, Missouri        63103-1790
________________________________________________________________
(Address of principal executive offices)            (Zip code)




Registrants' telephone number, including area code (314) 231-1575
________________________________________________________________




________________________________________________________________
(Former name or former address, if changes since last report.)


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ITEM 5.  OTHER EVENTS

In April of 1997, the Company amended its $60 Million Revolving Credit Agreement with three banks (originally filed on Form 10-Q with the Securities and Exchange Commission and dated
September 1, 1995) and Note Agreement with two insurance companies (originally filed on Form 10-Q with the Securities and Exchange Commission and dated September 3, 1993). These amendments are being filed with this 8-K labeled Item 5 (A), Second Amendment to Revolving Credit Agreement, and Item 5 (B), Letter Amendment No. 5.









































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                                                  ITEM 5 (A)

       SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

     THIS SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT (this "Amendment") is made and entered into effective as of April 14, 1997, by and among: CPI CORP., a Delaware corporation ("Borrower"); MERCANTILE BANK NATIONAL ASSOCIATION (formerly known as Mercantile Bank of St. Louis National Association), HARRIS TRUST AND SAVINGS BANK and THE SUMITOMO BANK, LIMITED (as assignee of The Daiwa Bank, Limited) (collectively, the "Banks"); and MERCANTILE BANK NATIONAL ASSOCIATION (formerly known as Mercantile Bank of St. Louis National Association), as agent for the Banks (in such capacity, the "Agent")

                      W I T N E S S E T H:

     WHEREAS, Borrower, the Banks and the Agent are parties to that certain Revolving Credit Agreement dated July 13, 1995, as amended by that certain First Amendment to Revolving Credit Agreement dated as of October 3, 1996 (as amended, the "Credit Agreement"; all capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Credit Agreement as amended by this Amendment); and

     WHEREAS, Borrower desires to further amend the Credit
Agreement in the manner hereinafter set forth and the Banks and the Agent are willing to agree thereto on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, the Banks and the Agent hereby agree as follows:

     1.  The reference in Section 7.02(e) of the Credit Agreement
(Limitation on Restricted Payments and Restricted Investments) to
"$4,662,271.00" is deleted and substituted with "$6,162,271.00."

     2. Notwithstanding any provision contained in this Amendment to the contrary this Amendment shall not be effective unless and until the Agent shall have received:

         (a) this Amendment, duly executed by Borrower and each of the Banks;

         (b) evidence satisfactory to the Agent that the limitation on restricted payments and restricted investments contained in the Note Agreement has been amended to read the same in all material respects as Section 7.02(e) of the Credit
Agreement as amended by this Amendment;

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         (c)  a copy of resolutions of the Board of Directors of
Borrower, duly adopted, which authorize the execution, delivery and performance of this Amendment, certified by the Secretary of Borrower;

         (d) an incumbency certificate, executed by the Secretary of Borrower, which shall identify by name and title and bear the signatures of all of the officers of Borrower authorized to execute this Amendment; and

         (e) certificates of corporate good standing of Borrower issued by the Secretaries of States of Delaware and Missouri.

     3. Borrower hereby agrees to reimburse the Agent on demand for all out-of-pocket costs and expenses, including, limitation, reasonable attorneys' fees and expenses, incurred by the Agent in the preparation, negotiation and execution of this Amendment.
All of the obligations of Borrower under this paragraph shall survive the payment of the Borrower's Obligations and the termination of the Credit Agreement.

     4. All references in the Credit Agreement to this "Agreement" and any other references of similar import shall henceforth mean the Credit Agreement as amended by this Amendment. Except to the extent specifically amended by this Amendment, the terms, provisions, conditions, covenants, representations and warranties contained in the Credit Agreement shall be and remain in full force and effect and the same are hereby ratified and confirmed.

     5. This Amendment shall be binding upon and inure to the benefit of Borrower, the Banks, the Agent and their respective successors and assigns, except that Borrower may not transfer or delegate any of its rights or obligations hereunder.

     6. Borrower hereby represents and warrants to the Agent and the Banks that:

         (a) The execution, delivery and performance by Borrower of this Amendment are within the corporate powers of Borrower, have been duly authorized by all necessary corporate action and require no action by or in respect of, consent of or filing or recording with, any governmental or regulatory body, agency or official or any other Person;

         (b) the execution, delivery and performance by Borrower of this Amendment do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in any violation of, the terms of the Certificate of Incorporation or Bylaws of Borrower, any applicable law, rule, regulation, order, writ, judgment or decree of any court or governmental or regulatory agency or instrumentality or any agreement, document or instrument to which Borrower is a party or by which it is bound or to which it is subject;

         (c) This Amendment has been duly executed and delivered by Borrower and constitutes the legal, valid and binding obligation of Borrower enforceable in accordance with its terms;
and

         (d) As of the date hereof, all of the representations and warranties of Borrower set forth in the Credit Agreement are true and correct and no Default or Event of Default under or within the meaning of the Credit Agreement has occurred and is continuing.

     7. In the event of any inconsistency or conflict between this Amendment and the Credit Agreement, the terms, provisions and conditions of this Amendment shall govern and control.

     8. This Amendment shall be governed by and construed in accordance with the substantive laws of the State of Missouri
(without reference to conflict of law principles).

     9. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT BORROWER, THE BANKS AND THE AGENT FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS BORROWER, THE BANKS AND THE AGENT REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN BORROWER, THE BANKS AND THE AGENT EXCEPT AS BORROWER, THE BANKS AND THE AGENT MAY LATER AGREE IN WRITING TO MODIFY IT.

     10. This Amendment may be signed in any number of counterparts (including telecopy counterparts), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     IN WITNESS WHEREOF, Borrower, the Banks and the Agent have executed this Amendment effective as of the day and year first above written.


BORROWER:

CPI CORP.


By:      /s/  Alyn V. Essman
             -----------------
Title:        Chairman, CEO

BANKS:

MERCANTILE BANK NATIONAL ASSOCIATION


By:      /s/  Timothy Hassler
             -----------------------
Title:        Assistant Vice President


HARRIS TRUST AND SAVINGS BANK


By:      /s/  Stephen J. Gray
             -------------------------
Title:        Vice President


THE SUMITOMO BANK, LIMITED


By:      /s/  Michael F. Murphy
             -------------------------
Title:        Vice President, Manager

By:      /s/  Teresa A. Lekich
             -------------------------
Title:        Vice President


AGENT:

MERCANTILE BANK NATIONAL ASSOCIATION


By:      /s/  Timothy W. Hassler
             -------------------------
Title:        Assistant Vice President

                             ITEM 5 (B) LETTER AMENDMENT NO. 5


Mr Jay Squiers
The Prudential Insurance Company of America
2200 Ross Avenue, Suite 4200E
Dallas, Texas  75201


Mr. Terrance McGuire
Assistant Director - Securities Investment
Principal Mutual Life Insurance Company
711 High Street
Des Moines, Iowa  50392-0800

Ladies and Gentlemen:

Reference is made to the Note Agreement dated as of August 31, 1993, as amended by a letter amendment dated as of February 24, 1994 ("LETTER AMENDMENT NO. 1"), a letter amendment dated as of June 14, 1994 ("LETTER AMENDMENT NO. 2"), a letter amendment dated as of September 18, 1995 ("LETTER AMENDMENT NO. 3") and a letter amendment as of October 2, 1996 ("LETTER AMENDMENT NO. 4") (as amended, the "NOTE AGREEMENT"), by and between CPI Corp. (THE "COMPANY") and each of the purchasers listed on the Purchaser Schedule attached thereto (collectively, the "PURCHASERS"). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Note Agreement.

By their execution hereof as provided below, the Company and the Required Holders agree and consent to this Letter Amendment
No. 5 to the Note Agreement (this "AMENDMENT"), but only to the extent expressly provided herein, and subject to the terms and conditions set forth below.

     1. RESTRICTED PAYMENTS. Paragraph 6B of the Note Agreement is hereby amended by replacing the amount of "$25,032,227" in clause (A) thereof with the amount of "$26,532,227".

     2. CONDITIONS PRECEDENT. This Amendment is expressly subject to and shall be effective only upon the satisfaction of the following conditions:

         2.1 The Company and Required Holders shall have executed this Amendment.

         2.2 As of the Effective Date (as defined in Section 4.5 below), no Default or Event of Default under the Note Agreement shall exist and be continuing, after giving effect to this Amendment.

         2.3 The representations of the Company in Section 3 hereof shall be true and complete.

         2.4 The Company shall have received copies of an amendment to the Revolving Credit Agreement, duly executed by the Revolving Credit Lender, containing provisions no more restrictive on the Company than the amendments set forth in
Section 1 hereof, and the Company shall have provided photocopies of such amendment to each of the holders of Notes.

         2.5 If the Company has agreed to pay any fees or other consideration to the banks that are party to the Revolving Credit Agreement in connection with the amendment delivered pursuant to
Section 2.4, the Company shall also pay a pro rata fee to the Purchasers.

     3. REPRESENTATIONS OF THE COMPANY. The Company, by its execution and delivery of this Amendment, hereby represents and warrants to each holder of Notes as follows:

         3.1 Its representations and warranties in Section 8 of the Note Agreement shall be true and complete and in all material respects, as if made on and as of the date hereof, except that the representation and warranty (i) with respect to the annual audited financial statements in paragraph 8B shall be deemed to refer to the fiscal years ended February 6, 1993, February 5, 1994, February 4, 1995 and February 3, 1996; (ii) in the last sentence of paragraph 8B and in paragraph 8E shall be deemed to refer to February 3, 1996; and (iii) in any other part of paragraph 8 that is made as of a specific date shall be deemed made as of such specific date.

         3.2  As of the Effective Date, no Default or Event of
Default under the Note Agreement, or similar condition under any other agreement to which the Company is subject, exists and is continuing, after giving effect to this Amendment.

         3.3 No dissolution proceedings with respect to the Company have been commenced or are contemplated, and there has been no condition, event or development that could reasonably be expected to result in a Material Adverse Effect since February 3, 1996.

         3.4 This Amendment has been duly authorized, executed and delivered by the Company and the Note Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

     4.  MISCELLANEOUS

         4.1 It is expressly understood and agreed that this Amendment shall not constitute either (a) a modification, alteration or amendment of the terms, conditions, and covenants of the Note Agreement or the Notes, both of which shall remain unchanged and in full force and effect, except as otherwise specifically set forth herein or (b) a waiver or release of or limitation upon the exercise by the holders of Notes or any of them of any of their rights, legal or equitable, under the Note Agreement except as to matters as to which the holders herein expressly consent or waive compliance and only for the relevant time period set forth herein. Nothing herein is intended or shall be construed to release or relieve the Company in any way or to any extent from any of the obligations, covenants or agreements imposed upon the Company by the Note Agreement or the Notes or otherwise, or from the consequences of any default thereunder, except as to matters to which the undersigned expressly agree herein.

         4.2 The Note Agreement and the Notes are in all respects ratified and confirmed, and all the terms, conditions and provisions thereof shall be and remain in full force and effect.

         4.3 The execution and delivery of this Amendment by the Required Holders shall not in any way constitute, or be construed as, a waiver of any provision of, or of any Default or Event of Default under, the Note Agreement except as expressly provided herein, nor shall it constitute an agreement or obligation of any holder of Notes to give its consent to any future waiver, consent or amendment of the Note Agreement or to any future transaction, event or condition which would, absent consent of the Required Holders, constitute a Default or Event of Default.

         4.4 This Amendment may be executed in as many counter-parts as may be deemed necessary or convenient and by the different parties hereto on separate counterparts (provided that the Company will execute each counterpart), and each of which, when so executed, shall be deemed to be an original, but all such counterparts shall constitute but one and the same agreement.

         4.5 This Amendment shall be deemed effective as of the date hereof, (the "EFFECTIVE DATE"), provided that the conditions precedent set forth in Section 3 hereof have been completely satisfied on or before April 30, 1997.

         4.6 From and after the Effective Date, each reference in the Note Agreement to "this Agreement," "hereof," or "here-under" or words of like import, and all references to the Note Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the Note Agreement, as modified and amended by this Amendment.

         4.7 This Amendment (a) shall be binding on the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and their respective successors and assigns, (b) constitutes the entire agreement among the parties hereto with respect to the matters addressed herein, and shall be governed by and construed and enforced in accordance with the laws of the State of New York.


CPI Corp.


By:  /s/  Alyn V. Essman
         -----------------------------------
          Chairman, CEO

The Prudential Insurance Company of America


By:  /s/  Jay Squiers
         -----------------------------------
          Vice President               (TPO)


Principal Mutual Life Insurance Company


By:  /s/  Jon M. Davidson
         -----------------------------------
          Jon M. Davidson
          Director-Securities Investment


By:  /s/  James C. Fifield
         -----------------------------------
          James C. Fifield
          Counsel

                          SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                          CPI CORP.
                                        (Registrant)





                             /s/  Barry Arthur
                                 -----------------------------
                                  Barry Arthur
                                  Authorized Officer and
                                  Principal Financial Officer


Dated:  April 25, 1997




















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